Exhibit 99.01

ADAPTEC, INC.

2004 EQUITY INCENTIVE PLAN

1.     Purposes of the Plan.  The purposes of this Adaptec, Inc. 2004 Equity Incentive Plan (the “Plan”) are to attract and retain the best available personnel, to compete effectively for the best personnel, and to promote the success of the Company’s business by motivating Employees, Directors and consultants to superior performance. Awards granted under the Plan may be Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards or Restricted Stock Units, as determined by the Administrator at the time of grant.

2.     Definitions.  As used herein, the following definitions shall apply:

(a)   “Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)   “Affiliate” means any corporation, partnership or joint venture or other entity in which the Company (or a successor in interest of the Company) holds an equity, profits or voting interest of twenty (20%) percent or more.

(c)   “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)   “Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, Stock Awards or RSUs.

(e)   “Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan.  Any Award Documentation is subject to the terms and conditions of the Plan.

(f)    “Awarded Stock” means the Common Stock subject to an Award.

(g)   “Board” means the Board of Directors of the Company.

(h)   “Change of Control” means any of the following events, unless otherwise defined in Award Documentation or a Participant’s employment agreement:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities;

(ii)   a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors.  “Incumbent Directors” shall mean Directors who either (I) are Directors as of the date hereof, or (II) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iii)  the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the then outstanding shares of the Common Stock of the Company and the combined voting power of the Company’s then outstanding securities; or

(iv)  the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets.

(i)    “Code” means the Internal Revenue Code of 1986, as amended.

(j)    “Committee” means a committee of directors appointed by the Board in accordance with Section 4 of the Plan.

(k)   “Common Stock” means the common stock of the Company.

(l)    “Company” means Adaptec, Inc., a Delaware corporation.

(m)  “Director” means a member of the Board of Directors of the Company.

(n)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)   “Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate or Parent.  An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, any Parent or any successor corporation.  Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate or Parent shall be sufficient to constitute status as an Employee.

(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)   “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(i)   if such Common Stock is then quoted on the Nasdaq Global Market, its closing price on the Nasdaq Global Market on the date of determination (or if there are no sales for such date, then the last preceding business day on which there were sales) as reported in The Wall Street Journal;

(ii)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(iii)   if such Common Stock is publicly traded but is not quoted on the Nasdaq Global Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(iv)   in the case of an Option made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(v)    if none of the foregoing is applicable, by the Board in good faith.

(r)    “Incentive Stock Option” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)   “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award.  The Notice of Grant is part of the Award Documentation.

(u)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)   “Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(w)  “Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(x)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)   “Participant” means the holder of an outstanding Award granted under the Plan.

(z)    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award.  As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement relating to annual revenue, cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Administrator deems appropriate. The Performance Goals may differ from Participant to Participant and from Award to Award.

(aa)         “Plan” means this Adaptec, Inc. 2004 Equity Incentive Plan.

(bb)         “Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting based on continuing as a Service Provider and/or based on satisfaction of Performance Goals.

(cc)         “Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

(dd)         “Stock Appreciation Right” or “SAR” means an Award granted, either alone or in connection with a related Option, pursuant to Section 9 of the Plan.

(ee)         “Service Provider” means an Employee, Director or consultant.

(ff)           “Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 13(a) of the Plan.

(gg)         “Stock Award” means shares of Common Stock granted pursuant to Section 10 of the Plan.

(hh)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)   Reserve. Subject to the provisions of Section 13(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 15,000,000 Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan) plus (i) the number of shares of Common Stock reserved under the Company’s 1999 Stock Option Plan and 2000 Nonstatutory Stock Option Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on the date this Plan is first approved by the Company’s stockholders, and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans on the date this Plan is first approved by the Company’s stockholders.  Shares reserved under this Plan that correspond to shares of common stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited; provided, however, that in no event shall more than 5,000,000 of the Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan) issuable under the Plan be granted pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant.  The Shares may be authorized, but unissued, or reacquired Common Stock.  In no event shall the total number of Shares issued as ISOs exceed 35,000,000 Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan).

(b)   Reissuance. If Shares are:  (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan.  At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan.  To the extent an Award under the Plan is paid out in cash rather than stock at the discretion of the Administrator, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

4.     Administration of the Plan.

(a)   Powers of the Administrator.  Subject to the provisions of the Plan, including, without limitation Section 15, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value as defined above;

(ii)   to select the Service Providers to whom Awards may be granted hereunder;

(iii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)  to approve forms of agreement and documentation for use under the Plan;

(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)  to modify or amend each Award (subject to Section 15 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan;

(ix)   to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)   to make all other determinations deemed necessary or advisable for administering the Plan.

(b)   Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.     Eligibility.  Nonstatutory Stock Options, Restricted Stock, Stock Awards, Restricted Stock Units and Stock Appreciation Rights may be granted to Service Providers.  Incentive Stock Options may only be granted to Employees.  Non-Employee Directors shall not be eligible for the benefits of the Plan.

6.     Limitations on Awards.

(a)   No Rights as a Service Provider.  Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing such Participant’s relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate or Parent to terminate such relationship at any time, with or without cause, or to adjust the compensation of any Participant.

(b)   Exercise; Rights as a Stockholder; Effect of Exercise.

(i)    Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals.  An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award.  The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan.  Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the

Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under applicable law.

(ii)   Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award.  The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests.  No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13(a) of the Plan or specified in any Award Documentation.

(iii)  Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)   162(m) Limitations.  In any calendar year, no Service Provider shall be granted Awards covering in the aggregate more than 2,000,000 Shares; provided, however, that in the first twelve (12) months following the commencement of a Service Provider’s service with the Company or an Affiliate or Parent, such Service Provider may be granted Awards covering in the aggregate up to 3,000,000 Shares.  These foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13(a).  If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13(b), the cancelled Award will be counted against the limits set forth in this Section 6(c).

(d)   Tax Withholding.

(i)        Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)       With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes must have been owned for at least six months prior to the delivery or must not have been acquired directly or indirectly from the Company and may be subject to such other conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All

Withholding Elections are subject to the approval of the Administrator must be made in compliance with rules and procedures established by the Administrator.

7.     Term of Plan.  The Plan shall become effective upon its adoption by the Board (the “Effective Date”), subject to stockholder approval.  It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.     Options.

(a)   Term of Options.  The term of each Option shall be not greater than seven (7) years from the date it was granted, and in no event shall the term of any ISO granted to an Employee who at the time of such grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or of any Subsidiary or Parent, be longer than five (5) years from the date the ISO was granted.

(b)   Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an ISO granted to any Employee who at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of any Subsidiary or Parent, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)   In the case of an ISO granted to any Employee other than an Employee described in subsection (i) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(iii)  In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; however, subject to the overall limitation on the number of below fair market value Awards, Shares may be granted at 85% of Fair Market Value on the date of grant, so long as the discount is granted in lieu of some portion of salary or cash bonus.

(iv)  The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders.  This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)   Form of Consideration;  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)    check;

(ii)           other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii)          broker assisted cashless exercise;

(iv)          any combination of the foregoing methods of payment; or

(v)           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)   Termination of Relationship as Service Provider.  When a Participant’s status as a Service Provider terminates, other than from death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified period of time in the Plan or the Option Agreement, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider.

(e)   Death or Disability of Participant.  If a Participant’s status as a Service Provider terminates as a result of the Participant’s Disability, then the Participant or the Participant’s estate, shall have the right for a period of six (6) months following the date of termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option.  If a Participant’s status as a Service Provider terminates as a result of the Participant’s death, then the Option held by the Participant shall become vested and exercisable in full as of the date of such Participant’s death and the Participant’s estate shall have the right for a period of twelve (12) months following the date of death, or for such other period as the Administrator may fix, to exercise the Option.

(f)    ISO Rules.  The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO.  For purposes of this Section 8(f), ISOs shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(g)   Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9.     Stock Appreciation Rights.

(a)   Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)   Exercise Price and other Terms.  Subject to the provisions of the Plan (including this subsection 9(b)), the Administrator shall have complete discretion to determine the terms and conditions (including but not limited to the exercise price, the term and the conditions of exercise) of SARs.  Such terms and conditions shall be set forth in an Award Documentation evidencing the SAR grant (a “SAR Agreement”).  Notwithstanding the foregoing, a SAR shall not have a term of more than seven (7) years from the date of grant, and the per Share exercise price of a SAR shall be no less than 100% of the Fair Market Value per Share on the date of grant.  The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders.  This shall include, without limitation, a repricing of the SAR as well as a SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)   Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised.  At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

(d)   Termination of Relationship as Service Provider.  When a Participant’s status as a Service Provider terminates, other than from death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement).  In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider.

(e)   Death or Disability of Participant.  If a Participant’s status as a Service Provider terminates as a result of the Participant’s Disability, then the Participant or the Participant’s estate, shall have the right for a period of six (6) months following the date of termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR.  If a Participant’s status as a Service Provider terminates as a result of the Participant’s death, then the SAR held by the Participant shall become vested and exercisable in full and the Participant’s estate shall have the right for a period of twelve (12) months following the date of death or for such other period as the Administrator may fix, to exercise the SAR.

(f)    Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

10.   Restricted Stock or Stock Awards.

(a)   Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, Restricted Stock or Stock Awards may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award or a Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals.  Restricted Stock may not vest for at least one year from the date of grant.  Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock or Stock Awards.

(b)   Other Terms.  Subject to the provisions of the Plan, the Administrator shall have complete discretion to determine the terms and conditions, including the purchase price (provided it is at least $0.001 per Share of Restricted Stock or Stock Award to be issued to the extent required by Delaware law), of Awards of Restricted Stock.   Such terms and conditions shall be set forth in the Award Documentation evidencing the Restricted Stock or Stock Award grant (the “Stock Award Documentation”).  Any certificates representing the Restricted Stock or Stock Award shall bear such legends as shall be determined by the Administrator.

11.   Restricted Stock Units.

(a)   Grant of Restricted Stock Units.  Subject to the terms and conditions of the Plan, RSUs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion to determine (i) the number of Shares subject to each RSUs award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals.  Any RSUs award may not vest for one year from the date of grant.  RSUs shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any RSUs award.  Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to RSUs.

(b)   Other Terms.  Subject to the provisions of the Plan, the Administrator shall have complete discretion to determine the terms and conditions, including the purchase price (provided it is at least $0.001 per Share issued to the extent required by Delaware law), of Awards of RSUs.  Such terms and conditions shall be set forth in an Award Documentation evidencing the RSU grant

(a “Restricted Stock Units Agreement”).  A Restricted Stock Units Agreement may provide for dividend equivalent units.

(c)   Settlement. Settlement of vested RSUs may be made in the form of: (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested RSUs may be deferred to a date after settlement as determined by the Administrator.

12.   Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.  If the Administrator makes an Award transferable, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)   Changes in Capitalization.  Subject to any required action by the stockholders of the Company, each of (i) the number of shares of Common Stock covered by each outstanding Award, (ii) the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, (iii) the price per share of Common Stock covered by each such outstanding Award, and (iv) the share issuance limits under Section 3(a) and Section 6(c), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (including, without limitation, a spin-off or split-up); provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Compensation Committee of the Board, whose determination in that respect shall be final, binding and conclusive. In making such  adjustment, fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Compensation Committee of the Board. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)   Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award prior to such transaction as to all or any part of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

(c)   Merger or Asset Sale.

(i)    Stock Options and SARs.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or related corporation.  In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable.  If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period determined by the Administrator from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.  For the purposes of this subsection, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the Option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)   Restricted Stock and Restricted Stock Units.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, repurchase rights on Shares of Restricted Stock, or any consideration into which such Shares of Restricted Stock are converted as part of such merger or sale, may be assigned to the successor corporation or related corporation, and each outstanding RSU award shall be assumed or an equivalent award substituted by the successor corporation or related corporation of the successor corporation.  If the successor corporation refuses to assume or substitute for such Awards, then Participants shall fully vest in such Awards.  If RSUs become fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify Participants in writing or electronically that their RSUs shall be fully vested and exercisable for a period determined by the Administrator from the date of such notice, and such RSUs shall terminate upon the expiration of such period.  RSUs shall be considered assumed if, following the merger or sale of assets, such RSUs confer the right to purchase or receive, for each Share subject to such RSUs immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or related corporation, then the Administrator may, with the consent of the successor corporation and the Participant, provide for the consideration to be received, for each Share subject to such RSUs, to be solely in the form of common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d)   Change of Control. Unless otherwise provided in a Participant’s agreement for services as an Employee of the Company, in the event of a Change of Control, any Award outstanding upon the date of such Change of Control that is not yet exercisable or vested, as applicable, on such date shall have its exercisability and vesting, as applicable, accelerated as to an additional twenty-five percent (25%) of the Shares subject to any such Award as of the date of such Change of Control, and any remaining unvested portion of any such Award shall thereafter continue to otherwise vest (subject to (i) the Participant’s remaining a Service Provider and (ii) accelerated vesting as provided for in this Section 13(d)) at the same rate and as to the same number of Shares per vesting period as immediately prior to the Change of Control.  For example, if a Participant holds an Option that is fifty percent (50%) vested immediately prior to the date of a Change of Control, which Option ordinarily vests so as to be one hundred percent (100%) vested four years after the date of grant (subject to the Participant’s remaining a Service Provider), the Option would become seventy-five percent (75%) vested upon the date of the Change of Control and would resume vesting (subject to (i) the Participant’s remaining a Service Provider and (ii) accelerated vesting as provided for in this Section 13(d)) so as to be one hundred percent (100%) vested three years following the date of grant. Additionally, if, within one year after a Change of Control has occurred, a Employee Participant’s status as an Employee is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s applicable Award Documentation.

14.   Date of Grant.  The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant.

15.   Amendment and Termination of the Plan.

(a)   Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)   Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)   Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16.   Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.   Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

18.   Stockholder Approval.  This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.